June 12, 2026

BNY MELLON FUNDS TRUST
BNY Mellon Asset Allocation Fund

Supplement to Current Prospectus

The following information supersedes and replaces the information in the second paragraph in the section "Fund Summary – BNY Mellon Asset Allocation Fund – Portfolio Management" in the prospectus:

Donald Sauber, CFA, and Kevin Shea, CFA, are the fund's primary portfolio managers responsible for investment allocation decisions, positions they have held since June 2022 and June 2026, respectively. Mr. Sauber is a member of the Equity Advisory Solutions team for BNY Wealth and Chair of the BNY Wealth Proxy Committee. Mr. Shea is a Director and Senior Investment Analyst at BNY Wealth. Mr. Sauber and Mr. Shea are also employees of BNYIA and manage the fund in their capacity as employees of BNYIA.

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The following chart supersedes and replaces the information in the chart for the indicated funds in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Asset Allocation Fund	Donald Sauber and Kevin Shea (investment allocation), Michael Mongelluzzo and Craig Prokopchak (equity portion) and Brendan Murphy (fixed-income portion)

The following information is added to the section "Fund Details – Management – Biographical Information" in the prospectus:

Kevin Shea has been a primary portfolio manager of BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since June 2026. He has been employed by BNYIA since June 2026. Mr. Shea is a Director and Senior Investment Analyst at BNY Wealth. He has been employed by BNY Wealth since 2023. Prior thereto, Mr. Shea was a Senior Equity Research Analyst at Voya from 2019 to 2023.

The information for Alicia Levine in the section "Fund Details – Management – Biographical Information" in the prospectus is removed in its entirety.

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